DUE TO MEMBERS	9 Months Ended
Sep. 30, 2024
DUE TO MEMBERS
DUE TO MEMBERS
8.	DUE TO MEMBERS

BMS had entered into promissory notes with certain of its members to provide for working capital. As of December 31, 2023, the amount of principal and accrued interest related to these notes were approximately $5.2 million. The notes carried an interest at the rate of 10% and were due on demand.

In connection with the closing of the Business Combination, the noteholders agreed to satisfy all outstanding obligations, including the payment of principal and interest, in exchange for an amount of cash equal to approximately $0.9 million, forgiveness of certain other obligations owed to a noteholder and the issuance of 357,000 shares of Common Stock of Binah Capital Group, Inc.